SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K/A
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)	August 15, 2006
CHARTERMAC
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
1-13237	13-3949418
(Commission File Number)	(I.R.S. Employer Identification No.)
625 Madison Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)
(212) 317-5700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Consent of Independent Auditors
Financial Statements
Unaudited Condensed Financial Statements
Unaudited Pro Forma Combined Condensed Financial Information

On August 21, 2006, CharterMac filed a current report on Form 8-K to report the completion of its acquisition of ARCap Investors, LLC (“ARCap”). In response to parts (a) and (b) of Item 9.01 of such Form 8-K, CharterMac stated that it intended to file the required financial statements and pro forma financial information within the time period permitted by Item 9.01. By this amendment to such Form 8-K, CharterMac is providing the required financial statements and pro forma financial information.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.
	(1)	The historical financial statements of ARCap as of December 31, 2005, and for the year then ended are being filed as Exhibit 99.1 to this Form 8-K (and are included herein).
	(2)	The historical financial statements of ARCap as of December 31, 2004, and for the year then ended are being filed as Exhibit 99.2 to this Form 8-K (and are included herein).
	(3)	The historical financial statements of ARCap as of December 31, 2003, and for the year then ended are being filed as Exhibit 99.3 to this Form 8-K (and are included herein).
(4)

The unaudited condensed balance sheet of ARCap as of June 30, 2006, and the unaudited condensed statements of operations and the unaudited condensed statements of cash flows for the six months then ended and for the six months ended June 30, 2005 are being filed as Exhibit 99.4 to this Form 8-K (and are included herein).

(b)	Pro Forma Financial Information.

The unaudited pro forma combined condensed balance sheet of CharterMac as of June 30, 2006, and the unaudited pro forma combined condensed statements of operations of CharterMac for the year ended December 31, 2005 and for the six months ended June 30, 2006 giving effect to the acquisition as a purchase of ARCap by CharterMac are being filed as Exhibit 99.5 to this Form 8-K (and are included herein).

(d)	Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of Independent Auditors.

99.1	Financial statements of ARCap as of December 31, 2005, and for the year then ended.

99.2	Financial statements of ARCap as of December 31, 2004, and for the year then ended.

99.3	Financial statements of ARCap as of December 31, 2003, and for the year then ended.

99.4

Unaudited condensed balance sheet of ARCap as of June 30, 2006, and unaudited condensed statements of operations, unaudited condensed statements of cash flows and notes for the six months then ended and for the six months ended June 30, 2005.

99.5

Unaudited pro forma combined condensed balance sheet of CharterMac as of June 30, 2006, and unaudited pro forma combined condensed statements of operations of CharterMac for the year ended December 31, 2005, and for the six months ended June 30, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTERMAC

October 30, 2006	By:	/s/ Alan P. Hirmes
Name:	Alan P. Hirmes
Title:	Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

23.1	Consent of Independent Auditors.

99.1	Financial statements of ARCap as of December 31, 2005, and for the year then ended.

99.2	Financial statements of ARCap as of December 31, 2004, and for the year then ended.

99.3	Financial statements of ARCap as of December 31, 2003, and for the year then ended.

99.4

Unaudited condensed balance sheet of ARCap as of June 30, 2006, and unaudited condensed statements of operations, unaudited condensed statements of cash flows and notes for the six months then ended and for the six months ended June 30, 2005.

99.5

Unaudited pro forma combined condensed balance sheet of CharterMac as of June 30, 2006, and unaudited pro forma combined condensed statements of operations of CharterMac for the year ended December 31, 2005, and for the six months ended June 30, 2006.